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                                                                  EX. 99.906CERT

                                                                     Exhibit (b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, to the best of his knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ David P. Behnke
    ---------------------------------
    David P. Behnke, President
    (Chief Executive Officer) of
    Plan Investment Fund, Inc.

Date: February 17, 2006

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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, to the best of his knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ Dale E. Palka
    ---------------------------------
    Dale E. Palka, Treasurer
    (Chief Financial Officer) of
    Plan Investment Fund, Inc.

Date: February 17, 2006